Exhibit 10.2

TERMINATION AGREEMENT

    This TERMINATION AGREEMENT (this “Agreement”), dated as of May 23, 2022 (the “Effective Date”), is made and entered into by and among: (i) DigitalBridge Management Holdings, LLC, a Delaware limited liability company, formerly known as Digital Colony Management Holdings, LLC (“DBMH”); (ii) DigitalBridge Digital IM Holdco, LLC, a Delaware limited liability company, formerly known as Colony Capital Digital Holdco, LLC (“DBDI”); (iii) DigitalBridge IM Manager, LLC, a Delaware limited liability company, formerly known as Colony DC Manager, LLC (“DBIM”); (iv) DigitalBridge Operating Company, LLC, a Delaware limited liability company, formerly known as Colony Capital Operating Company, LLC (“DBOC”); (v) DigitalBridge Group, Inc., a Maryland corporation, formerly known as Colony Capital, Inc. (“DBRG”); (vi) Colony DCP (CI) Bermuda, LP, a Bermuda limited partnership (“NewCo (Carry)”); (vii) Marc Ganzi; (viii) Ben Jenkins (collectively, the “DigitalBridge Parties”); (ix) W-Catalina (C) LLC, a Bermuda limited liability company (“Wafra (C)”); and (x) W-Catalina (S) LLC, a Delaware limited liability company (“Wafra (S)” and, together with Wafra (C), the “Wafra Parties” and the Wafra Parties together with the DigitalBridge Parties, the “Parties”).

WHEREAS, DBMH, DBDI, DBIM, DBOC, DBRG, and Wafra (S) are party to that certain Investor Rights Agreement, dated as of July 17, 2020 (as amended, modified or supplemented from time to time, the “Investor Rights Agreement”);

WHEREAS, DBOC, DBRG and Wafra (S) are party to that certain Investment Agreement, dated as of July 17, 2020 (as amended, modified or supplemented from time to time, the “Investment Agreement”);

WHEREAS, DBOC, DBRG and Wafra (C) are party to that certain Carry Investment Agreement, dated as of July 17, 2020 (as amended, modified or supplemented from time to time, the “Carry Investment Agreement”);

WHEREAS, Marc Ganzi, Wafra (S), Wafra (C) and DBRG are party to that certain Acknowledgement Letter, dated July 17, 2020 (as amended, modified or supplemented from time to time, the “Ganzi Acknowledgement Letter”);

WHEREAS, Ben Jenkins, Wafra (S), Wafra (C) and DBRG are party to that certain Acknowledgement Letter, dated July 17, 2020 (as amended, modified or supplemented from time to time, the “Jenkins Acknowledgement Letter”);

WHEREAS, DBOC, DBRG, DBMH, NewCo (Carry), Wafra (S) and Wafra (C) are party to that certain side letter, dated July 17, 2020, (as amended, modified or supplemented from time to time, the “Specified / Warehouse Investment Side Letter”);

WHEREAS, DBDI, Wafra Strategic Holdings LP, a Bermuda limited partnership (“Wafra LP”), Wafra (C), Wafra (S), W-Catalina (B) LLC, a Delaware limited liability company (“Wafra (B)”), DBRG, and DBOC are party to that certain Agreement of Purchase and Sale, dated April 14, 2022 (as amended, modified or supplemented from time to time, the “Agreement of Purchase and Sale”); and

WHEREAS, in connection with the transaction contemplated by the Agreement of Purchase and Sale, the Parties desire to terminate each of the following to which they are party: (i) the Investor Rights Agreement; (ii) the Investment Agreement; (iii) the Carry Investment Agreement; (iv) the Ganzi Acknowledgement Letter; (v) the Jenkins Acknowledgement Letter; and (vi) the Specified / Warehouse Investment Side Letter, in each case except as otherwise provided by this Agreement, and consent to such terminations.

NOW, THEREFORE, intending to be legally bound, the Parties agree as follows:

1.    Termination. Subject to Section 2 of this Agreement and subsection (b) of the last sentence of this Section 1 below, the Parties hereby terminate and cancel, automatically without further action by any of the Parties, as of the Effective Date, the following agreements to which they are party, which shall have no further force or effect, and under which the Parties shall have no further rights, liabilities, or obligations: (i) the Investor Rights Agreement; (ii) the Investment Agreement; (iii) the Carry Investment Agreement; (iv) the Ganzi Acknowledgement Letter; (v) the Jenkins Acknowledgement Letter; and (vi) the Specified / Warehouse Investment Side Letter (collectively, the “Terminated Agreements”). From and after the execution and delivery of this Agreement, none of the Parties shall have any further liabilities or obligations under the Terminated Agreements, except (a) as provided in Section 2 of this Agreement, and (b) the Parties shall not be released from and shall remain liable for any claims relating to any failure to make a payment or distribution or failure to provide other economic entitlement or benefit that the Wafra Parties and their Affiliates (as defined in the Agreement of Purchase and Sale) were entitled to receive prior to the Effective Date under a Terminated Agreement (other than in respect of the matters set forth in Schedule 5.5 to the Agreement of Purchase and Sale).

2.    Survival of Certain Provisions. Notwithstanding anything to the contrary in Section 1 of this Agreement, from and after the Effective Date, the following provisions of the Terminated Agreements shall remain in full force and effect in accordance with their respective terms (except as expressly modified herein) and nothing in this Agreement shall be construed to alter or terminate the express continued survival of such provisions:

(a)    Section 6.4 (Non-Defamation) of the Investor Rights Agreement until the later of: (i) the date that is seven (7) years following the Effective Date or (ii) the date the Wafra Parties and their Affiliates collectively cease to own at least five-percent (5%) of the Common Stock (as defined in the Agreement of Purchase and Sale);

(b)    Section 6.5(d), Section 6.5(e) and Section 6.5(g) of the Investor Rights Agreement until the expiration of Wafra (C)’s obligations with respect to Indemnified Taxes under Section 7.2(a) of the Agreement of Purchase and Sale;

(c)    Section 7 (Confidentiality; Use of Wafra Name) of the Investor Rights Agreement;

(d)    Section 8.1 (Indemnification Rights under A&R DBMH Agreement) of the Investor Rights Agreement with respect to actions (or inactions) taken or failed to be taken prior to the Effective Date;

(e)    Article VIII (Survival; Post-Closing Obligations) of the Investment Agreement solely with respect to the indemnification obligations of DBOC (and its successors) pursuant to Section 8.2(a) in respect of Third Party Claims (as defined in the Investment Agreement);

(f)    Article VI (Survival; Post-Closing Obligations) of the Carry Investment Agreement solely with respect to the indemnification obligations of DBOC (and its successors) pursuant to Section 6.2(a) in respect of Third Party Claims (as defined in the Carry Investment Agreement) as well as in respect of the Retained Interests (as defined in the Agreement of Purchase and Sale);

(g)    Section 4 (Non-Disparagement) of the Ganzi Acknowledgment Letter until the later of: (i) the date that is seven (7) years following the Effective Date or (ii) the date the Wafra Parties and their Affiliates collectively cease to own at least five-percent (5%) of the Common Stock;

(h)    Section 4 (Non-Disparagement) of the Jenkins Acknowledgment Letter until the later of: (i) the date that is seven (7) years following the Effective Date or (ii) the date the Wafra Parties and their Affiliates collectively cease to own at least five-percent (5%) of the Common Stock;

(i)    Section 2 (Governance, Information Rights), Section 3 (Acknowledgements, Representations and Warranties) and Section 4 (Miscellaneous) of the Specified Warehouse Investment Side Letter in respect of the investment made by W-Catalina (SP) LLC (and any of its Affiliates) in Colony Zeus Partners, L.P.;

(j)    Any definition, section or provision of any Terminated Agreement to the extent necessary to permit the continued effectiveness of the Buyer Insurance Policy (as defined in the Investment Agreement and the Carry Investment Agreement);

(k)    Any definition, section or provision of any Terminated Agreement that pertains to the receipt of information to the extent necessary to allow the Wafra Parties and their Affiliates to verify that they have received their full economic entitlement for all periods prior to Closing (as defined the Agreement of Purchase and Sale) with respect to the interests and rights being sold and transferred by the Wafra Parties and their Affiliates pursuant to the Agreement of Purchase and Sale; and

(l)    Any other definition, section or provision of any Terminated Agreement to the extent necessary to give effect, or full and proper meaning, to any agreement or instrument entered into in connection with the Initial Transaction (as defined in the Agreement of Purchase and Sale) that is (i) a provision of a Terminated Agreement that survives pursuant to this Section 2, (ii) not a Terminated Agreement, or (iii) any agreement or instrument that is entered into in connection with the Transaction (as defined in the Agreement of Purchase and Sale), including, without limitation, this Agreement.

3.    Enforcement. The Parties acknowledge and agree that in respect of any surviving provisions of the Terminated Agreements as set forth herein, including in respect of any claims that may be brought by Wafra (S) or Wafra (B) in respect of any such surviving provisions of the Terminated Agreements, Wafra LP shall be entitled to directly enforce such provisions and bring such claims in lieu of Wafra (S) or Wafra (B), as applicable, as if it were Wafra (S) or Wafra (B) for purposes of such Terminated Agreements.

4.    Buyer Insurance Policy. The Wafra Parties shall not (and shall not permit their Affiliates to) amend the Buyer Insurance Policy in a manner that is adverse to DBOC without the prior written consent of DBOC.

5.    Entire Agreement. This Agreement constitutes the entire understanding and agreement of the Parties relating to the subject matter hereof and supersedes all prior understandings or agreements, whether oral or written, among the Parties with respect to such subject matter.

6.    Governing Law. This Agreement, the legal relations among the Parties hereunder and the adjudication and the enforcement thereof and any disputes relating to or arising from this Agreement and the transactions contemplated hereby (whether based in contract, tort, or otherwise), shall in all respects be governed by, and interpreted and construed in accordance with, the laws (excluding conflict of laws rules and principles) of the State of New York applicable to agreements made and to be performed entirely within such State, including all matters of construction, validity and performance, and statutes of limitations.

7.    Consent to Jurisdiction; Waiver of Jury Trial. Each of the Parties irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York located in the borough of Manhattan in the City of New York, or if such court does not have jurisdiction, the Supreme Court of the State of New York, New York County, for the purposes of any suit, action or other proceeding arising out of this Agreement. To the extent that service of process by mail is permitted by applicable law, each Party irrevocably consents to the service of process in any such suit, action or other proceeding in such courts by the mailing of such process by registered or certified mail, postage prepaid, at its address for notices provided for herein. Nothing herein shall affect the right of any person to serve process in any other manner permitted by law. Each of the Parties irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement in (a) the United States District Court for the Southern District of New York or (b) the Supreme Court of the State of New York, New York County, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM WITH RESPECT THERETO.

8.    Counterparts. This Agreement may be executed by facsimile or .pdf format scanned signatures and in any number of counterparts with the same effect as if all signatory parties had signed the same document. All counterparts shall be construed together, be deemed an original, and shall constitute one and the same instrument.

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        IN WITNESS WHEREOF, the Parties have caused this Agreement to be signed by themselves or their duly authorized representatives as of the date first above written.

DIGITALBRIDGE MANAGEMENT HOLDINGS, LLC

By:	/s/ Jacky Wu
Name: Jacky Wu
Title: Vice President

DIGITALBRIDGE DIGITAL IM HOLDCO, LLC

By:	DIGITALBRIDGE OP SUBSIDIARY, LLC
Its:	Managing Member

By:	/s/ Jacky Wu
Name: Jacky Wu
Title: Vice President

DIGITALBRIDGE IM MANAGER, LLC

By:	/s/ Jacky Wu
Name: Jacky Wu
Title: Vice President

[Signature Page to Termination Agreement]

DIGITALBRIDGE OPERATING COMPANY, LLC

By:	/s/ Jacky Wu
Name: Jacky Wu
Title: Vice President

DIGITALBRIDGE GROUP, INC.

By:	/s/ Jacky Wu
Name: Jacky Wu
Title: Executive Vice President

COLONY DCP (CI) BERMUDA, LP
By:	COLONY DCP (CI) GP, LLC
Its:	General Partner

By:	/s/ Jacky Wu
Name: Jacky Wu
Title: Vice President

[Signature Page to Termination Agreement]

MARC GANZI

By:	/s/ Marc Ganzi

BEN JENKINS

By:	/s/ Ben Jenkins

[Signature Page to Termination Agreement]

W-CATALINA (C) LLC

By:	/s/ Fergus Healy
Name: Fergus Healy
Title: Authorized Signatory

W-CATALINA (S) LLC

By:	/s/ Fergus Healy
Name: Fergus Healy
Title: Authorized Signatory

[Signature Page to Termination Agreement]